DIREXION SHARES ETF TRUST

Direxion Daily Natural Gas Related Bull 2X Shares
Direxion Daily Natural Gas Related Bear 2X Shares
Direxion Auto Shares
(collectively, the “Funds”)

Supplement dated May 13, 2011 to the
Prospectus dated February 28, 2011

Effective May 24, 2011, the trading symbols for the Direxion Daily Natural Gas Related Bull 2X Shares and the Direxion Daily Natural Gas Related Bear 2X Shares will change as follows:

Fund	Current Ticker Symbol	New Ticker Symbol
Direxion Daily Natural Gas Related Bull 2X Shares	FCGL	GASL
Direxion Daily Natural Gas Related Bear 2X Shares	FCGS	GASX

In addition, the trading symbol for the Direxion Auto Shares will be DRVE.

For more information, please contact the Funds at (800) 851-0511.

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Please retain a copy of this Supplement with your Prospectus